SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




                               July 23, 1998

              ------------------------------------------------
              Date of Report (Date of earliest event reported)



                                 CPAC, INC.

           ------------------------------------------------------
           (Exact Name of registrant as specified in its charter)



                   New York                           0-9600
          ---------------------------        ----------------------
          State or other jurisdiction        Commission File Number
               of incorporation


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                                 16-0961040
                           ----------------------
                           IRS Employer ID Number



               2364 Leicester Road, Leicester, New York 14481
              -------------------------------------------------
                  (Address of Principal Executive Offices



                               (716) 382-3223
            ----------------------------------------------------
            (Registrant's telephone number, including area code)



ITEM 1:   CHANGES IN CONTROL OF REGISTRANT

          Not Applicable


ITEM 2:   ACQUISITION OR DISPOSITION OF ASSETS

          Not Applicable


ITEM 3:   BANKRUPTCY OR RECEIVERSHIP

          Not Applicable

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ITEM 4:   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          Not Applicable


ITEM 5:   OTHER EVENTS

          Mr. Robert C. Isaacs has resigned as Senior Vice President and Chief Acquisitions Officer of the Registrant. Mr. Isaacs, who joined the Company in 1986, will remain a member of the Company's Board of Directors. In addition, he will be involved in special projects on the Company's behalf as his personal situation allows. Thomas N. Hendrickson, the Registrant's President and Chief Executive Officer, with the assistance of CPAC senior management, has assumed Mr. Isaac's responsibilities on a temporary basis during the search for a replacement.

          CPAC, Inc. is an acquirer, developer and licensee of brand names in the Cleaning and Personal Care, and Imaging markets. CPAC owns The Fuller Brush Company in Great Bend, Kansas, as well as five imaging chemical facilities in the U.S. and Europe. Shares are traded over the Nasdaq National Market System under the ticker symbol "CPAK."


ITEM 6:   RESIGNATION OF REGISTRANT'S DIRECTORS

          Not Applicable


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA
          FINANCIAL INFORMATION AND EXHIBITS

          A.   FINANCIAL STATEMENT OF BUSINESS ACQUIRED

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               Not Applicable

          B.   PRO FORMA FINANCIAL INFORMATION

               Not Applicable

          C.   EXHIBITS

               There are no Exhibits attached to this Current Report (Form 8-K).

               1.   Underwriting Agreement

                    Not Applicable


               2.   Plan of acquisition, reorganization,
                    arrangement, liquidation or succession

                    Not Applicable


               4. Instruments defining the rights of security holders, including debentures

                    Not Applicable


               16.  Letter re: change in certifying accountant

                    Not Applicable


               17.  Letter re: director resignation
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                    Not Applicable

               20.  Other documents or statements to security holders

                    Not Applicable


               24.  Consents of experts and counsel

                    Not Applicable


               25.  Power of Attorney

                    Not Applicable


               27.  Financial Data Schedule

                    Not Applicable


               99.  Additional Exhibits

                    None


ITEM 8:   CHANGE IN FISCAL YEAR

          Not Applicable


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ITEM 9:   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

          Not Applicable



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  July 28, 1998                     CPAC, Inc.



                                          By: /s/ Thomas N. Hendrickson
                                              --------------------------------
                                              THOMAS N. HENDRICKSON
                                              President and Chief Executive
                                                 Officer



Dated:  July 28, 1998                     CPAC, Inc.



                                          By: /s/ Thomas J. Weldgen
                                              --------------------------------
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                                              THOMAS J. WELDGEN
                                              Vice President Finance and
                                                 Chief Financial Officer




























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